UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 23, 2015
 (Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25
(Exact name of issuing entity)

Bank of America, National Association
Morgan Stanley Mortgage Capital Holdings LLC
CIBC Inc.
Starwood Mortgage Funding III LLC (Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-201743-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Bryant Park
New York, New York		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	646-855-3953
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A is to amend our current report on Form 8-K dated October 15, 2015, which was filed on October 15, 2015, and assigned SEC Accession No. 0001567619-15-001371 (the “Subject 8-K”).

Item 8.01.                          Other Events.

On October 15, 2015, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, of Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25, Commercial Mortgage Pass-Through Certificates, Series 2015-C25.

Exhibit 4.4 of the Subject 8-K, which contained the Agreement Between Note Holders, dated as of October 15, 2015, by and between Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-3 Holder, with respect to the mortgage loan secured by the mortgaged property identified as “Herald Center” on Schedule II to the Pooling and Servicing Agreement, is hereby restated in its entirety by the final corrected version of such Agreement Between Note Holders attached hereto as Exhibit 4.4.

Exhibit 99.2 of the Subject 8-K, which contained the Mortgage Loan Purchase Agreement, dated October 7, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and the Registrant, as purchaser, is hereby restated in its entirety by the final corrected version of such Mortgage Loan Purchase Agreement attached hereto as Exhibit 99.2.

Item 9.01.                          Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

Exhibit 4.4	Agreement Between Note Holders, dated as of October 15, 2015, by and between Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-3 Holder.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated October 7, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4
Agreement Between Note Holders, dated as of October 15, 2015, by and between Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-3 Holder.

(E)
99.2	Mortgage Loan Purchase Agreement, dated October 7, 2015, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)